SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2015

TONGXIN INTERNATIONAL LTD.
(Exact name of registrant as specified in its charter)

British Virgin Islands (State or other jurisdiction of incorporation)	333-147086-01 (Commission File No.)	(IRS Employer Identification No.)

Hunan Tongxin, Jiangbei Town, Changsha County, Hunan Province, 410135, China

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:073186264578

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operation and Financial Condition.

Tongxin International (PINKSHEETS:TXIC), today released Summary of Unaudited Financial Results for the Year Ended December 31, 2014.

The information in this Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 2.02 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by reference in such filing.

Item 8.01 Other Events.

Tongxin International (PINKSHEETS:TXIC), today announced that its Board of Directors is exploring a full range of strategic alternatives for the Company to enhance value for stockholders, including, but not limited to, strategic investment, strategic joint ventures, sale of the Company, privatization, and returning capital to investors.

No timetable has been set for the Company's process. TXIC does not expect to comment further or update the market with any additional information on the process unless and until its Board of Directors has approved a specific transaction or otherwise deems disclosure appropriate or necessary. There is no assurance that this strategic alternatives review will result in TXIC changing its current business plan, pursuing a particular transaction or completing any such transaction.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K and the press release filed as an exhibit to this Form 8-K may contain statements regarding the Company’s expectations plans, goals, objectives, assumptions or information about future events, any and all of which may constitute forward-looking statements or information under applicable securities laws. Such forward-looking statements or information are based on a number of assumptions which may prove to be incorrect. Although the Company believes that the expectations reflected in such forward-looking statements or information are reasonable, undue reliance should not be placed on forward-looking statements because the Company can give no assurance that such expectations will prove to be correct.

All forward-looking statements or information are based on current expectations, estimates and projections that involve a number of risks and uncertainties which could cause actual results to differ materially from those anticipated by the Company and described in the forward-looking statements or information. These risks and uncertainties include those described in the Company’s reports to the SEC, and, among others, the cost and timing of implementing restructuring actions, the Company’s ability to generate cost savings or manufacturing efficiencies to offset or exceed contractually or competitively required price reductions or price reductions to obtain new business, conditions in the automotive industry, certain global and regional economic conditions, the continuing ability of the Company to prepare and timely file statements or reports with the SEC, and the effect of any goodwill impairment analyses that the Company may perform in the future. If one or more of these risks or uncertainties materialize (or the consequences of such a development changes), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected.

The forward-looking statements or information contained in this Form 8-K and the press release filed as an exhibit to this Form 8-K are made as of the date hereof and the Company undertakes no obligation to update publicly or revise any forward-looking statements or information, whether as a result of new information, future events or otherwise, unless so required by applicable securities laws.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Tongxin International Summary of Unaudited Financial Results for the Year Ended December 31, 2014

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TONGXIN INTERNATIONAL LTD.

Date: March 27, 2015	By: /s/ Zhang Duanxiang
Name: Zhang Duanxiang
Its: Chief Executive Officer

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